EXHIBIT 10.15

BILL OF SALE AND ASSIGNMENT OF CONTRACTUAL RIGHTS

STATE OF TEXAS	§
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COUNTIES OF CARSON	§
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AND GRAY	§

THIS BILL OF SALE AND ASSIGNMENT OF CONTRACTUAL RIGHTS (the “Bill of Sale”) is made and entered into as of the 9th day of August 2007, by and among CHANCELLOR GROUP, INC., a Nevada corporation, whose address is 216 S. Price Road, Pampa, Texas 79065 ("Chancellor"), GRYPHON PRODUCTION COMPANY, LLC, a Texas limited liability company, whose address is P.O. Box 742, Pampa, Texas 79066 ("Gryphon Production"), and GRYPHON FIELD SERVICES, LLC, a Texas limited liability company, whose address is P.O. Box 742, Pampa, Texas 79066 ("Gryphon Field Services") (collectively, with Chancellor and Gryphon Production, individually and collectively, the “Seller”), and CAPWEST RESOURCES, INC., a Texas corporation, whose address is 508 West Wall Street, Suite 1100, Midland, Texas 79701 (the “Purchaser”). The Seller and the Purchaser are sometimes hereinafter collectively referred to as the “Parties”.

NOTICE IS TAKEN OF THE FOLLOWING:

A.
The Parties have previously entered into that certain Loan Agreement, dated as of April 13, 2007 (the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, the Purchaser has agreed to advance to the Seller an advance term loan, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00) (the “Loan”). The Loan is evidenced by that certain Advancing Line of Credit/ Term Note, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00), executed by Seller, as Maker, in favor of the Purchaser (the “Note”), and the Seller’s performance under that Note is secured by those certain Deeds of Trust, Mortgages, Security Agreements, Assignments of Production and Financing Statements, to be recorded in Carson and Gray Counties, Texas, among other documents (the “Deeds of Trust”). Additionally, the Parties have entered into that certain First Amendment to Loan Agreement, dated of even date herewith (the “First Amendment”).

B.
The parties have also entered into that certain Bill of Sale and Assignment of Contractual Rights, also dated as of April 13, 2007, and recorded respectively in Volume 45, Page 206 of the Official Public Records of Carson County, Texas and Volume 861, Page 1700 of the Official Public Records of Gray County, Texas (the “Original Bill of Sale”). Under the terms of the Original Bill of Sale, the Seller conveyed to the Purchaser an additional fifteen percent (15.0%) of the Gross Oil and Gas Proceeds, as defined therein. This Bill of Sale conveys an interest that is in addition to, but not in lieu of, the interest conveyed under the Original Bill of Sale. As so amended, the Loan Agreement, the Note, and the Deeds of Trust are collectively referred to as the “Loan Papers.”

B.	The Parties have agreed to enter into this Bill of Sale in furtherance of the terms, conditions and obligations between the Parties, as more particularly set forth in the Loan Papers.

C.
The Parties make reference to the Loan Papers and incorporate the same herein by reference insofar as the same relate to this Bill of Sale for all purposes, counterparts of said Loan Papers, being in the possession of each of the Parties.

NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid by Purchaser, the receipt of which is acknowledged by Seller, and the mutual promises contained in the Loan Papers, Seller hereby sells, assigns, transfers, and sets over to Purchaser, its successors and assigns, to commence as set out below, a personal property interest in contractual rights, and not an interest in real property, equal to five percent (5%) of the Gross Oil and Gas Proceeds (as the phrase “Gross Oil and Gas Proceeds” is defined herein), derived and produced from Seller's Mineral Interests in those certain oil and gas leases and wells located in Carson and Gray Counties, Texas, and more particularly described on Exhibit “A” attached hereto and incorporated herein for all purposes, Seller's Mineral Interests therein, as of the date hereof, being also set forth on Exhibit “A” (collectively, the “Mortgaged Property”).

For purposes of this Bill of Sale, “Gross Oil and Gas Proceeds” means for any period, the aggregate amount of all revenue paid to and received by Borrower and derived from any disposition of oil, gas, or associated hydrocarbons, and any revenues derived from the sale or settlement of crude oil or natural gas options attributable to the Mortgaged Properties, less all: (a) amounts attributable to production, severance, excise, ad valorem, windfall profits or any other tax or assessment against the Mortgaged Properties or levied on or measured by production; (b) payments due to other working interest owners in the Mortgaged Property; (c) payments due to the owners (other than Borrower) of any royalties, overriding royalties, net profits interests (other than the interest of CapWest Resources, Inc. in overriding royalty interests and Contractual Rights, as provided for under the Subordinate Loan Agreement), production payments and any other similar interests which are payable out of or attributable to any production of such oil, gas, or associated hydrocarbons in existence as of the date of this Agreement; and (d) payments for delay rentals, shut-in royalty payments and other similar types of payments to lessors or similar parties reasonably required to maintain the Mortgaged Properties in effect.

Seller represents to Purchaser that it is the owner of an undivided interest in the Mortgaged Property, and has the authority and power to make this Bill of Sale to Purchaser of five percent (5%) of the Gross Oil and Gas Proceeds (the “Contractual Rights”) derived and produced from Seller’s Mineral Interests in the Property.

The Contractual Rights assigned shall be paid within ten (10) days of the receipt of such proceeds by Seller, the payments to Purchaser to commence effective the first day of the month following Payout all as more particularly set forth in the Loan Agreement of even date herewith, and this Bill of Sale shall be recorded in accordance with the terms and conditions of said Loan Agreement, and as provided below.

Purchaser shall have and hold said Contractual Rights unto Purchaser, its successor and assigns. For the same consideration Seller covenants with and warrants to Purchaser that the Contractual Rights are free and clear of all liens and encumbrances, and that Seller will warrant and forever defend the title thereto unto Purchaser, its successors and assigns, against all persons whomsoever lawfully having or claiming an interest therein by, through or under Seller, but none other.

The Loan Papers are incorporated herein by reference for a more particular description of the Contractual Rights, their manner of computation, certain provisions governing the sale of the Contractual Rights by Purchaser or in combination with the sale of Seller's Mineral Interests in the Property and for all other pertinent purposes. To the extent there is a conflict between the terms of this Bill of Sale and the terms of the Loan Papers or the Loan Papers contain terms pertaining to the Contractual Rights not contained herein, the terms of the Loan Papers shall control.

This Bill of Sale maybe executed in any number of counterparts, each of which shall be deemed to be an original, and each of which can be recorded in the county records, but all of which taken together shall constitute one and the same instrument. Seller and Purchaser agree that Purchaser shall gather all such counterparts and is authorized to take the same apart and reassemble the parts into one complete counterpart, copies of which will be delivered to Seller.

As stated, the contractual interest conveyed under this Bill of Sale is in addition to, and not in lieu of, the interest conveyed under the Original Bill of Sale. This Bill of Sale is executed and delivered on the day and year first written above, but effective as of the date of recording of this Bill of Said under the terms of the Loan Agreement.

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CHANCELLOR GROUP, INC.

216 S. Price Road Pampa, Texas 79065
	By:	/s/ Bradley Fischer
Bradley W. Fischer
President

GRYPHON PRODUCTION COMPANY, LLC

P.O. Box 742 Pampa, Texas 79066
	By:	/s/ Bradley Fischer
Bradley W. Fischer
President

GRYPHON FIELD SERVICES, LLC

P.O. Box 742 Pampa, Texas 79066
	By:	/s/ Bradley Fischer
Bradley W. Fischer
President

SELLER

CAPWEST RESOURCES, INC.

508 West Wall Street, Suite 1100 Midland, Texas 79701
	By:	/s/ Mark McKinney
MARK D. MCKINNEY
President

PURCHASER

THE STATE OF TX	§
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COUNTY OF GRAY	§

This instrument was acknowledged before me on the 21day of August 2007 by BRADLEY FISCHER, President of CHANCELLOR GROUP, INC., a Nevada corporation, on behalf of said corporation.

/s/ Brandi Wyatt
Notary Public, State of

THE STATE OF TX	§
§
COUNTY OF GRAY	§

This instrument was acknowledged before me on the 21 day of August 2007 by BRADLEY FISCHER, President of GRYPHON PRODUCTION COMPANY, LLC, a Texas limited liability company, on behalf of said company.

/s/ Brandi Wyatt
Notary Public, State of

THE STATE OF TX	§
§
COUNTY OF GRAY	§

This instrument was acknowledged before me on the 21 day of August 2007 by BRADLEY FISCHER, President of GRYPHON FIELD SERVICES, LLC, a Texas limited liability company, on behalf of said company.

/s/ Brandi Wyatt
Notary Public, State of

THE STATE OF TEXAS	§
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COUNTY OF MIDLAND	§

This instrument was acknowledged before me on the 28th day of August 2007, by MARK D. MCKINNEY, President of CAPWEST RESOURCES, INC., a Texas corporation, on behalf of said corporation.

/s/ Sandy Pruitt
Notary Public, State of Texas